SECOND AMENDMENT AGREEMENT

THIS SECOND AMENDMENT AGREEMENT is made as of the 28th  day of  May, 2003.

BETWEEN:

Gerald W. Baughman., of P.O. Box 18127, Reno, Nevada, 89511,

U.S.A.

(herein called the “Optionor”)

OF THE FIRST PART

AND:

Miranda Gold Corp., a company having an office at Suite 306 – 1140 Homer Street, Vancouver, B.C., V6B 2X6

(herein called the “Optionee”)

OF THE SECOND PART

WHEREAS:

A.

The parties entered into a property option agreement dated the 23rd day of January, 2003 (the “Agreement”) and an amendment agreement dated April 9, 2003 (the “Amendment Agreement”) whereby the Optionee has the exclusive right and option to acquire an undivided 100% right, title and interest in four properties called the Blackrock Project, the Gate (or East Gate or Cold Spring) Project, the Locke Mine (or Troy) Project and the Redlich Project; and

B.

The parties now wish to amend the Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Agreement is amended as follows:

1. By the deletion of Schedule “A” of the Agreement and the Amendment Agreement in its entirety and the substitution therefor of the Schedule “A” attached hereto.

2. The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 28th day of May, 2003.

GERALD W. BAUGHMAN

Per:

MIRANDA GOLD CORP.

Per:

 Authorized Signatory

SCHEDULE  “A”

Blackrock

Sections 25, 36, T16N, R22E and Sections 30, 31, T16N, R23E, MDB & M, Lyon County, Nevada

Claim Name

BLM NMC Nos.

County Record Number

North Como 1

     808099

240898

North Como 2

     808100

240899

North Como 3

     808101

240900

North Como 4

     808102

240901

North Como 5

                 808103

240902

North Como 6

     808104

240903

North Como 7

     808105

240904

North Como 8

                 808106

240905

North Como 9

     808107

240906

North Como 10

     808108

240907

North Como 11

     808109

240908

North Como 12

     808110

240909

Gate (Cold Springs)

Sections 21, T18N, R37E, MDB & M, Churchill County, Nevada

Claim Name

       BLM NMC Nos.

           County Record Number

Cold 29 through 36

        843729-843736

349888-349895

Cold 49 through 54

        843737-843742

349896-349901

Cold 55 through 56

        843743-843744

349902-349903

Cold 57 through 58

        843745-843746

349904-349905

Total

18 claims

Troy (Locke Mine)

Troy Canyon Project, Sections 28, 32 and 33 in Township 6 North, Range 57 East, Nye County, Nevada.

Nye County

Claim Name

BLM NMC Nos.

Record Number

Troy 1

573827

0246542

Troy 2

843747

0555971

Troy 3

843748

0555972

Troy 4

843749

0555973

Troy 5

573831

0246546

Troy 6

845550

Pending

Troy 9

843750

0555974

Troy 10

843751

0555975

Troy 12

845551

Pending

Troy 13

845552

Pending

Troy 14

845553

Pending

Redlich

The claims are located in Sections 22 and 27, T.4 N., R.36 E. Esmeralda county, Nevada

Claim Name

BLM NMC Nos. Pending

Location Date

Red- 2

847420

February 5, 2003

Red- 4

847421

Red- 6

847422

Red- 8

847423

Red- 10

847424

Red- 12

847425

Red- 14

847426

Red- 16

847427

Red- 17

847428

Red- 18

847429

Red- 19

847430

Red- 20

847431

Red- 21

847432

Red- 22

847433

Red- 23

847434

Red- 24

847435

Red- 25

847436

Red- 26

847437

Red- 27

847438

Red- 28

847439

Red- 29

847440

Red- 30

847441

Red- 31

847442

Red- 32

847443